UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IRIS ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IRIS ACQUISITION CORP
3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 29, 2023

TO THE STOCKHOLDERS OF Iris Acquisition Corp:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of stockholders of Iris Acquisition Corp (the “Company”) to be held at 11 a.m. Eastern Time on December 29, 2023.

The Annual Meeting will be a completely virtual meeting of stockholders, and will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/irisacquisition/am2023.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are in the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated December 19, 2023, and is first being mailed to stockholders of the Company on or about December 19, 2023. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals:

•	a proposal to re-elect Richard Peretz, Nicholas Fernandez and Manish Shah as Class I directors, each to serve until the 2025 annual meeting of stockholders, or until his successor shall have been duly elected and qualified (the “Election of Directors Proposal”); and

•	a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the Election of Directors Proposal.

The Election of Directors Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

Our Board of Directors (the “Board”) has fixed the close of business on December 13, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Alliance Advisors, LLC a fee of $20,000. We will also reimburse Alliance Advisors, LLC for standard out-of-pocket expenses and will indemnify and hold Alliance Advisors, LLC and its employees harmless against certain losses, damages, expenses, liabilities or claims. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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After careful consideration of all relevant factors, the Board has determined that the Election of Directors Proposal, and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Election of Directors Proposal, the Adjournment Proposal and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

If you have any questions regarding the accompanying Proxy Statement, you may contact Alliance Advisors, LLC, the Company’s proxy solicitor, toll-free at (844)-670-2141 or email at IRAA@allianceadvisors.com.

December 19, 2023	By Order of the Board of Directors

/s/ Sumit Mehta
Sumit Mehta
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the no effect on the Election of Directors Proposal and the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 29, 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/irisacquisition/am2023.

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IRIS ACQUISITION CORP
3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 29, 2023

PROXY STATEMENT

The Annual Meeting of Iris Acquisition Corp will be held virtually on December 29, 2023 at 11 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders, and will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/irisacquisition/am2023.

The sole purpose of the Annual Meeting is to consider and vote upon the following proposals:

•	a proposal to re-elect Richard Peretz, Nicholas Fernandez and Manish Shah as Class I directors, each to serve until the 2025 annual meeting of stockholders, or until his successor shall have been duly elected and qualified; and

•	a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors Proposal.

The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the Election of Directors Proposal.

Our Board of Directors has fixed the close of business on December 13, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document.

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What is being voted on?	You are being asked to vote on:

	•	a proposal to re-elect Richard Peretz, Nicholas Fernandez and Manish Shah as Class I directors, each to serve until the 2025 annual meeting of stockholders, or until his successor shall have been duly elected and qualified; and

	•	a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors Proposal.

Why is the Company proposing the Election of Directors	The Election of Directors Proposal: The Delaware General Corporate Law requires corporations to hold elections for directors each year.

Proposal and the Adjournment Proposal?	The Adjournment Proposal: To allow the Company more time to solicit additional proxies in the event there are insufficient votes for, or otherwise in connection with, the approval the Election of Directors Proposal.

How do the Company insiders intend to vote their shares?	All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Election of Directors Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the proposals?	The Election of Directors Proposal: A plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon will be required for the re-election of each director nominee in the Election of Directors Proposal.

The Adjournment Proposal: The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Annual Meeting and entitled to vote thereon.

How do I attend the meeting?

As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company. The proxy card contains instructions on how to attend the Annual Meeting including the URL address, along with your 12 digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or email address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

If you do not have internet capabilities, you can listen only to the meeting by dialing (800) 450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 9238196#. This is listen-only, and you will not be able to vote or enter questions during the Annual Meeting.

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How do I change or revoke my vote?

You may change your vote by: (i) emailing a later-dated, signed proxy card to our Secretary at ssg@arrcap.com, so that it is received by our Secretary prior to the Annual Meeting; or (ii) attending the Annual Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Annual Meeting.

Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

The Company’s proxy solicitor, Alliance Advisors, LLC, will be appointed as inspector of election for the Annual Meeting. Votes will be counted by the inspector of election, who will separately count, as applicable, “FOR,” “AGAINST” and “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Election of Directors Proposal will require a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Broker non-votes and abstentions will have no effect on the outcome of the Election of Directors Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Broker non-votes and abstentions will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the voting power of all outstanding shares of common stock on the record date entitled to vote at the Annual Meeting, constitutes a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and withhold votes will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Annual Meeting. As of the record date for the Annual Meeting, 3,653,305 shares of our common stock would be required to achieve a quorum.

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Who can vote at the Annual Meeting?	Only holders of record of our common stock at the close of business on December 13, 2023 are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for each nominee named in the Election of Directors Proposal and approval of the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the reelection of each nominee named in the Election of Directors Proposal, and the approval of, if presented, the Adjournment Proposal, are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” each nominee named in the Election of Directors Proposal and, if presented, the Adjournment Proposal.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote online at the Annual Meeting or by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

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Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Alliance Advisors, LLC a fee of $20,000. We will also reimburse Alliance Advisors, LLC for reasonable out-of-pocket expenses and will indemnify Alliance Advisors, LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Alliance Advisors, LLC, at 844-670-2141 or by email at IRAA@allianceadvisors.com.

You may also contact us at: Iris Acquisition Corp 3rd Floor Zephyr House 122 Mary Street, George Town PO Box 10085 Grand Cayman KY1-1001, Cayman Islands

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Proxy Statement constitute “forward-looking statements” within the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to enter into a definitive agreements and related agreements;

•	our ability to complete the business combination;

•	the anticipated benefits of the business combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the trust account; and

•	the competitive environment in which our successor will operate following the business combination.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in Item 1A. “Risk Factors” of our Annual Report on Form 10-K, filed with the U. S. Securities and Exchange Commission (the “SEC”) on May 1, 2023. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Proxy Statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements as predictions of future results. Our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

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THE ELECTION OF DIRECTORS PROPOSAL

Overview

Our Board is divided into two classes, Class I and Class II, with members of each class serving staggered two-year terms and only one class of directors being elected in each year. The term of office of each of the directors shall expire as follows: Class I, with a term expiring at the 2023 Annual Meeting – Messrs. Peretz, Fernandez and Shah; and Class II, with a term expiring at the 2024 Annual Meeting – Rohit Nanani.

At the Annual Meeting, three Class I directors will be re-elected to the Company’s Board to serve for the ensuing two-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Messrs. Peretz, Fernandez and Shah for re-election as Class I directors.

Our current directors are listed below.

Name	Age	Position	Has served as a director since
Rohit Nanani	49	Director	March 2021
Richard Peretz	62	Director	March 2021
Manish Shah	51	Director	August 2022
Nicholas Fernandez	40	Director	May 2023

Nominees for Election as Class I Directors at this Annual Meeting

Nicholas Fernandez has almost 20 years of experience across operations, accounting and finance. Mr. Fernandez has been with Athanor Capital, a hedge fund, since December 2019, most recently serving as Chief Operating Officer and Chief Financial Officer. Mr. Fernandez has chaired the Valuation Committee in addition to sitting on the Management Committee. Previously, he was the Chief Financial Officer of the Asset Management and Alternative Investments Divisions of Jeffries LLC, a global bulge bracket investment bank, from February 2017 to April, 2019. Prior to that, Mr. Fernandez worked at a variety of alternative investment managers in several capacities, progressing from a Fund Accountant to a Controller/Director of Operations. He started his career in public accounting with Ernst & Young in their Financial Services Office in New York, in their asset management practice with a concentration/serving Hedge, Private Equity and Venture Funds, as well as consulting. Mr. Fernandez earned a BS in Accounting and Finance with a minor in Business Administration from the University at Albany, SUNY. Mr. Fernandez holds an active Certified Public Accountant License in the state of New York. Mr. Fernandez was selected to serve as a director because of his experience in investment management, accounting and finance.

Richard Peretz retired as the chief financial officer and treasurer of UPS, which he served from 2015 to 2020. Mr. Peretz was responsible for Global Finance activities at UPS. He also served as a member of the UPS Management Committee, setting strategy for long-term growth including the current capital structure realignment and transformation initiatives. Mr. Peretz was also responsible for UPS’s Initial Public Offering in 1999, at the time the largest in U.S. history. Prior to being named CFO, Mr. Peretz held various leadership positions at UPS, including corporate controller and treasurer from 2007-2015. Mr. Peretz currently serves as a director and chairman of the audit committee for Altus Power Inc. (NYSE: AMPS) and as executive chairman of Semper Paratus Acquisition Corp., a special purpose acquisition company (NASDAQ: LGST). Mr. Peretz has an MBA from Emory University and holds a Bachelors of Business Administration from The University of Texas (San Antonio). Mr. Peretz was selected to serve as a director because of his extensive experience at a public company.

Manish Shah has a multi-decade career as an investor, operator and banker, including experience at Morgan Stanley and Bear Stearns’ Technology investment banking groups and as a senior executive of a Nasdaq listed optical networking company. Since leaving Bear Stearns in 2006, he has invested his family’s capital in real estate and to sponsor a private investment platform, The London Fund, for growth companies, is a Senior Managing Director at Palladius Capital Management, a real estate asset management company, and is a Principal at Two Kings Mgmt LLC, a family office. Manish graduated from Yale University and Harvard University Law School. He has served as a founding board member for Yale’s Jackson School for Global Affairs and a member of Harvard’s Alumni Real Estate Board. He served as an independent director on the board of Everyrealm. Mr. Shah was selected to serve as a director due to his extensive experience in investment banking.

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The following person will continue as a director:

Rohit Nanani is the Founder and CEO of Arrow Capital, which he founded in 2016, a leading boutique asset manager and investment advisory firm. Mr. Nanani has a proven track record as an international banker with 20+ years of experience in global financial markets. He has held several executive positions across notable global institutions, including as a Managing Director with Barclays Bank Plc (DIFC — Dubai), starting in 2013, and heading the GSAC (South Asian Clients) business and as Executive Director at UBS Singapore, having clientele across South East Asia, Middle East, Africa and UK. Prior to his private banking experience, Mr. Nanani spent ten years with global institutions such as ABN AMRO and Bank of Nova Scotia in India in the Corporate Banking business. His rich and varied experience across corporate banking and private banking gives him an advantage in providing holistic advisory services to ultra-high net worth clients and large family offices. Mr. Nanani was selected to serve as a director because of his experience as Founder and CEO of Arrow Capital, and his experience in investment banking.

Required Vote

The reelection of Richard Peretz, Nicholas Fernandez and Manish Shah as Class I directors, each to serve until the 2025 annual meeting of stockholders, or until his successor shall have been duly elected and qualified,` requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. You may vote for or withhold your vote for all, or any, of the nominees. Withhold votes, abstentions and broker non-votes will have no effect on the outcome of the election of directors in the Election of Directors Proposal.

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of re-election of each Class I director in the Election of Directors Proposal.

Recommendation of the Board

Our Board recommends that you vote “FOR” the re-election of each director nominee named above.

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors Proposal.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Annual Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Annual Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

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CORPORATE GOVERNANCE INFORMATION

Board Leadership Structure

The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer, and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The position of Chairman of the Board is currently held by Rohit Nanini. The position of Chief Executive Officer is currently held by Sumit Mehta. We believe this leadership structure is appropriate because it allows Mr. Mehta to focus his efforts on running our business and managing the Company, while we realize the benefits of Mr. Nanini’s extensive business experience.

Director Independence

We are subject to Nasdaq’s requirement that a majority of our Board be “independent.” Our Board has determined that all of our directors (including all directors that served during the fiscal year ended December 31, 2022, other than Arjun Sethi) qualify as “independent” directors in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests regarding a director’s independence and requires that the Board make an affirmative determination that a director has no relationship with the Company that would interfere with such director’s exercise of independent judgment in carrying out the responsibilities of a director. There are no familial relationships among any of our directors or executive officers.

Role of Board in Oversight of Enterprise Risk

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the Audit Committee and Compensation Committee of the Board, but the full Board has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures, and the processes in place to monitor and control such exposures. Our Audit Committee regularly reviews our financial statements, certain financial disclosures, our financial and other internal controls, and regularly receives reports from management. The Compensation Committee oversees risks related to the Company’s compensation policies and practices. The Compensation Committee regularly reviews our executive compensation policies and practices, and other related employee benefits, and the risks associated with each. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees and Attendance at Board and Committee Meetings

Our Board held seven meetings during 2022. During that time, no member of the Board attended fewer than 75% of the aggregate of: (i) the total number of meetings of our Board (held during the period for which he was a director), and (ii) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).

Pursuant to our Bylaws, the Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the Board, to the fullest extent permitted by law.

The Board has two standing committees: an Audit Committee and a Compensation Committee. Subject to any applicable phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) require that the audit committee of a listed company be composed solely of independent directors. Subject to any applicable phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors. The charters for each committee set forth the scope of the responsibilities of that committee. The Board assesses the effectiveness and contribution of each committee on an annual basis. The charters for our Board committees were filed as exhibits our Annual Report on Form 10-K for the year ended December 31, 2022, and are filed as annexes to this proxy statement.

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Audit Committee

Messrs. Fernandez, Peretz and Shah serve as members of our Audit Committee, and Mr. Peretz chairs the Audit Committee. All members of our Audit Committee are independent under Nasdaq’s listing rules. Each member of the Audit Committee is financially literate and the Board has determined that Richard Peretz qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise. The Audit Committee is responsible for:

•	the integrity of the financial statements and other financial information provided by us to our stockholders, the public, any stock exchange and others;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent auditor;

•	the performance of our internal audit function and its system of internal controls and independent auditor; and

•	such other matters as are assigned to the Audit Committee by the Board pursuant to its charter or as mandated under applicable laws, rules and regulations (including the Exchange Act, as well as the listing standards of the Nasdaq Capital Market).

The Audit Committee held one meeting during the year ended December 31, 2022.

Compensation Committee

The members of our Compensation Committee are Messrs. Fernandez, Peretz and Shah. Mr. Shah serves as chairman of the Compensation Committee. Under Nasdaq listing standards and applicable SEC rules, we are required to have a Compensation Committee comprised entirely of independent directors. Messrs. Fernandez, Peretz and Shah are independent.

We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and making recommendations to the Board with respect to the compensation, and any incentive compensation and equity based plans that are subject to Board approval of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

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No Compensation Committee meetings were held during the year ended December 31, 2022, as none of our officers or directors receive compensation.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2022, none of our executive officers served as a member of the compensation committee or board of directors of any entity, one of whose executive officers served on the Compensation Committee or Board.

Corporate Governance and Nominating Committee

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq listing rules. In accordance with Rule 5605 of the Nasdaq listing rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Peretz and Shah. In accordance with Rule 5605 of the Nasdaq listing rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our Bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees. We have filed a copy of our form of the Code of Business Conduct and Ethics as Exhibit 14 to our Registration Statement on Form S-1, as amended, filed with the SEC on February 26, 2021. You will be able to review this document by accessing our public filings at the SEC’s web site at www.sec.gov. If we make any amendments to our Code of Business Conduct and Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver on our website.

Director Nomination Process

If a stockholder wishes to suggest a proposed name of a nominee for consideration by the Board, the stockholder must submit his/her/its recommendation not less than ninety (90) days nor more than one hundred and twenty (120) days before the anniversary date of the immediately preceding annual meeting of stockholders to the Secretary of the Company at 3rd Floor Zephyr House, 122 Mary Street, George Town, PO Box 10085, Grand Cayman KY1-1001, Cayman Islands. The stockholders’ recommendation must contain the following information about the nominee:

•	Name;

•	Age;

•	Business and residence addresses;

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•	Principal occupation or employment;

•	The class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person; and

•	Any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The stockholders’ recommendation must contain the following information about the stockholder giving the notice:

•	The name and record address of such stockholder as they appear on the Company’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made;

•	A description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names);

•	A representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

•	any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Communication with Directors

The Board has adopted a process to facilitate written communications by stockholders or other interested parties to the entire board, the independent members of the Board as a group or any individual member of the Board. Persons wishing to write to the Board, to a specified director or to a committee of the Board, should send correspondence to 3rd Floor Zephyr House, 122 Mary Street, George Town, PO Box 10085, Grand Cayman KY1-1001, Cayman Islands.

All communications that, in our judgment, are appropriate for consideration by the directors will be forwarded. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the board, or to the affairs of the Company.

Attendance at Annual Meetings

We do not have a formal policy requiring director attendance at annual meetings of stockholders, but we do encourage all of our directors to attend the annual meetings of stockholders.

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EXECUTIVE OFFICERS

Our executive officers as of December 1, 2023 are as follows:

Name	Age	Position
Sumit Mehta	41	Chief Executive Officer
Lisha Parmar	39	Chief Financial Officer
Omkar Halady	39	Vice President

Sumit Mehta has served as our Chief Executive Officer since July 2022. Mr. Mehta was our Vice President from inception to May 2022. Mr. Mehta has been a managing director at Arrow Capital since 2019. He has over 15 years of experience across Corporate Finance, M&A and Private Equity, and a track record of identifying and executing successful transactions. In his previous role, starting in 2007, Mr. Mehta was the head of Deal Structuring & Advisory at Daman Investments, one of the leading investment companies in Dubai and part of the $5 billion Gargash Group. In his career span, Mr. Mehta has led large and complex investment deals, equity and debt financing transactions ranging from $50 million to $750 million across a wide range of sectors including technology, real estate, hospitality, education, auto, and consumer care. Mr. Mehta started his career with ABN AMRO in India as an investment advisor prior to moving to the Middle East.

Lisha Parmar has served as our Chief Financial Officer since July 2022. Ms. Parmar is a seasoned financial services professional with over 13 years of experience in Asset Management, Corporate Finance, M&A and Private Equity advisory across sectors such as high growth technology, consumer care, automobile, real estate, insurance and hospitality in global markets. Ms. Parmar is currently a Vice President at Arrow Capital, where she leads origination, strategy, structuring, due-diligence and closing of buy-side and sell-side M&A advisory, Private Debt and Equity Fund raising and capital market advisory transactions including working closely with Companies and Founders on driving business growth and value post transaction. Prior to Arrow, Ms. Parmar served as a Senior Associate at Daman Investments from 2017 to 2019, one of the leading investment companies in Dubai and family/ investment office of the Gargash Group in their Deal Structuring & Advisory Division. Ms. Parmar started her career with J.P. Morgan & Co in 2009 where she spent 7 years in J.P. Morgan Global Asset Management, responsible for portfolio management, research and investment analytics of Real Estate and Global Equities Fund Strategies with collectively $100+ billion in client assets. Ms. Parmar received her Masters in Management Studies in Finance from University of Mumbai and is currently pursuing a CFA designation.

Omkar Halady has served as our Vice President since July 2022. Mr. Halady has over 11 years of experience in M&A, Private Equity and transactional advisory across sectors such as education, hospitality, healthcare, technology, FMCG and food & beverage. He has worked closely with founders of tech-driven businesses advising on growth strategy, fund raising and improving overall operations of company, guiding them through their growth journey. Mr. Halady is currently serving as an Assistant Vice President at Arrow Capital, and served as Senior Associate from 2021 to 2022, responsible for buy-side and sell-side advisory transactions, Prior to Arrow, Mr. Halady worked as a consultant in various GCC based private consulting firms such as Ideal Management Consultants (UAE based Consulting Firm) and Falak Consulting (Bahrain based Consulting Firm) between 2013-2021. Mr. Halady has also served in various analytical roles at Big 4 names such as Ernst & Young and Grant Thornton LLP from 2010 – 2013. Mr. Halady holds a Bachelors of Commerce from Periyar University.

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EXECUTIVE COMPENSATION

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our Board and Audit Committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Private Placement

Simultaneously with the closing of our IPO, the Sponsor and Cantor Fitzgerald & Co. (“Cantor”) purchased an aggregate of 5,013,333 Private Warrants at a price of $1.50 per Private Warrant (the “Private Warrants”), for an aggregate purchase price of $7,520,000, in a private placement. Each Private Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. A portion of the proceeds from the private placement was added to the proceeds from the IPO held in the trust account. If Iris does not complete a business combination by March 9, 2024, the Private Warrants will expire worthless.

Under the Sponsor Forfeiture Agreement between the Sponsor and Iris and Liminatus Pharma, LLC (“Liminatus”), the Sponsor has agreed to forfeit 4,177,778 of its Private Warrants at closing of our initial business combination.

The Private Warrants are identical to the public warrants included as part of the Units sold in the IPO except that they will be non-redeemable and exercisable on a cashless basis for as long as the Private Warrants are held by the Sponsor or Cantor, the representative of the underwriters, or its permitted transferees. Additionally, for so long as the Private Warrants are held by Cantor or its designees or affiliates, they may not be exercised after five years from the commencement of sales of the IPO.

Founder Shares

In December 2020, the Sponsor paid $25,000, or approximately $0.004 per share, to cover certain offering costs in consideration for 5,750,000 Class B Common Stock, par value $0.0001 (the “Founder Shares”). In February 2021, Iris effected a stock dividend of 0.2 shares for each share of Class B Common Stock outstanding, resulting in the Sponsor holding an aggregate of 6,900,000 Founder Shares (up to an aggregate of 900,000 of which were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised). All shares and associated amounts have been retroactively restated to reflect the stock dividend. As a result of the underwriters’ election to fully exercise their over-allotment option, the 900,000 shares were no longer subject to forfeiture. The Founder Shares were converted into shares of Class A Common Stock on September 25, 2023.

The Sponsor has agreed not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the initial business combination, and (B) the date on which Iris completes a liquidation, merger, capital stock exchange or other similar transaction after the initial business combination that results in all of its stockholders having the right to exchange their Iris Class A Common Stock for cash, securities or other property (the “lock-up”). Notwithstanding the foregoing, if the closing price of the Iris Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, the Founder Shares will be released from the lock-up.

Promissory Notes

On December 31, 2020, the Sponsor agreed to loan Iris up to $300,000 to be used for a portion of the expenses of the IPO. These loans are non-interest bearing, unsecured and are due at the earlier of June 30, 2021 or the closing of the IPO. The loan was to be repaid upon the closing of the IPO out of the $1,000,000 of offering proceeds that had been allocated to the payment of offering expenses. The promissory note is no longer available to Iris.

On May 27, 2022, the Sponsor agreed to loan Iris up to $300,000 for working capital purposes. These loans are non-interest bearing, unsecured and are due by December 31, 2022. As of June 30, 2023 and December 31, 2022, the outstanding promissory note was not repaid.

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On October 10, 2022, Iris issued an unsecured promissory note in the aggregate principal amount up to $550,000 to the Sponsor. Pursuant to the unsecured promissory note, the Sponsor agreed to loan to Iris an aggregate amount up to $550,000 payable on March 1, 2023. The unsecured promissory note does not bear interest. In the event that Iris does not consummate a business combination, the note will be repaid only from amounts remaining outside of the trust account, if any. The proceeds of the unsecured promissory note will be used by Iris for working capital purposes. As of June 30, 2023 and December 31, 2022, Iris’s outstanding balance was $540,000 under this loan.

On December 20, 2022, Iris issued an unsecured promissory note in the aggregate principal amount up to $750,000 to the Sponsor. Pursuant to the unsecured promissory note, the Sponsor agreed to loan to Iris an aggregate amount up to $750,000, payable on the earlier of June 22, 2023 or the consummation of the initial business combination. The unsecured promissory note does not bear interest. Upon the closing of the initial business combination, Iris shall pay an amount equal to 150% of the principal amount. In the event that Iris does not consummate the Transaction, the unsecured promissory note will be repaid only from amounts remaining outside of the trust account, if any. The proceeds of the unsecured promissory note will be used by Iris for working capital purposes. As of June 30, 2023 and December 31, 2022, Iris’s outstanding balance was $573,720 and $200,000, respectively, under this loan.

Related Party Loans

In addition, in order to fund working capital deficiencies or finance transaction costs in connection with an intended business combination, the Sponsor or an affiliate of the Sponsor, or certain of Iris’s officers and directors may, but are not obligated to, loan Iris funds as may be required on a non-interest bearing basis (“Working Capital Loans”). If Iris completes the initial business combination, Iris would repay the Working Capital Loans. In the event that the initial business combination does not close, Iris may use a portion of the working capital held outside the trust account to repay the Working Capital Loans, but no proceeds from the trust account would be used to repay the Working Capital Loans. Up to 1,500,000 of such Working Capital Loans may be convertible into warrants of the post-business combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the Private Warrants. As of June 30, 2023, Iris had no borrowings under the Working Capital Loans.

Advances

To assist in meeting the Company’s ongoing working capital needs, Liminatus agreed to provide us with a series of advances from the proceeds of the business combination to be received by Liminatus at the closing of the business combination. The amount of each advance will be determined on an ongoing case-by-case basis through the closing of the business combination. We received the first advance on August 2, 2023, in the amount of $250,000, the second advance in the amount of $100,000 on September 11, 2023, the third advance in the amount of $200,000 on November 27, 2023 and the fourth advance in the amount of $200,000 on December 11, 2023.

Underwriting Agreement

The underwriters from the IPO will receive a deferred underwriting fee of $8,000,000, of which $7,000,000 million will be paid in Iris Parent Holding Corp. (“ParentCo”) common stock (700,000 shares at $10.00 per share) upon the completion of Iris’s initial business combination. The share price is subject to adjustment based on the five day volume-weighted average price prior to the filing of a resale registration statement covering such shares.

Ancillary Agreements

In connection with the consummation of the initial business combination, ParentCo will enter into a Lock-Up Agreement, Sponsor Support Agreement, Sponsor Forfeiture Agreement, Amended and Restated Registration Rights Agreement and Warrant Amendment with certain parties, including the Sponsor as contemplated by the business combination. See “Proposal No. 1 — The Business Combination Proposal — Additional Agreements Executed at the Signing of the Business Combination” for a description of these agreements.

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Expenses and Fees

Our Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Policy for Approval of Related Party Transactions

The Audit Committee of our Board will adopt a written policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the Audit Committee will consider: (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party; (ii) the extent of the related party’s interest in the transaction; (iii) whether the transaction contravenes our code of ethics or other policies; (iv) whether the Audit Committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders; and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the Audit Committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

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Audit Fees and Services

No accountant has been selected or recommended to our stockholders because we do not expect to hold a 2024 Annual Meeting.

Audit and other fees billed to us by Marcum LLP for the years ended December 31, 2022 and December 31, 2021 are as follows:

	2022	2021
Audit Fees	$125,000	$84,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$125,000	$84,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditors in connection with statutory or regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above.

Representatives of Marcum are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Pre-Approval by Audit Committee of Principal Accountant Services

The Audit Committee pre-approves all audit services and permitted non-audit services to be performed for the Company by its independent registered public accounting firm, including the fees and terms of all audit services and permitted non-audit services (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved all of the audit and permitted non-audit services performed since the Company’s initial public offering.

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THE ANNUAL MEETING

Overview

Date, Time and Place. The Annual Meeting of the Company’s stockholders will be held at 11:00 a.m. Eastern Time on December 29, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/irisacquisition/am2023. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/irisacquisition/am2023, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an email prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned the Company’s Class A common stock at the close of business on December 13, 2023, the record date for the Annual Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Election of Directors Proposal will require a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. None of a stockholder’s failure to vote online or by proxy, a broker non-vote or an abstention will have an effect on the outcome of the Election of Directors Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. None of a stockholder’s failure to vote online or by proxy, a broker non-vote or an abstention will have an effect on the outcome of the Adjournment Proposal.

At the close of business on the record date of the Annual Meeting, there were 7,306,609 shares of Class A common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Annual Meeting. The Company has engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Annual Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Annual Meeting if you are a holder of record of the Company’s common stock. You may contact Alliance Advisors, LLC at 844-670-2141 (toll free) or by email at IRAA@allianceadvisors.com.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our officers and directors as a group.

As of December 13, 2023, there were 7,306,609 shares of Class A common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Officers(1)
Iris Acquisition Holdings LLC (2)	6,900,000	(3)	94.4%
Moore Capital Management, LP(4)	100,000		1.4%
Sumit Mehta (5)	—		—
Lisha Parmar(5)	—		—
Omkar Halady(5)	—		—
Rohit Nanani(5)	—		—
Richard Peretz(5)	—		—
Manish Shah(5)	—		—
Nicholas Fernandez(5)	—		—
All executive officers and directors as a group (7 individuals)	—		—

(1)	Unless otherwise noted, the business address of each of the following is 3rd Floor Zephyr House, 122 Mary Street, George Town, PO Box 10085, Grand Cayman KY1-1001, Cayman Islands.

(2)	Our Sponsor, is the record holder of the shares reported herein. Columbass Limited, a limited company incorporated under the laws of England and Wales (“Columbass”), is the managing member of our Sponsor. Our Sponsor is owned by two Cayman private equity funds: Arrow Multi-Asset Fund SPC – SP 4 and Arrow Multi-Asset Fund SPC – SP 6, and Columbass. In its role as managing member, Columbass possesses sole voting and investment power over the Iris Class A Shares held by our Sponsor.

(3)	Interests shown consist solely of Founder Shares, which were initially classified as Class B Common Stock. Such shares were converted into shares of Class A Common Stock on September 25, 2023.

(4)	According to the Schedule 13G filed on February 14, 2023 and the Form 3 filed on September 26, 2023, Moore Capital Management, LP (“MCM”), MMF LT, LLC (“MMF”), Moore Global Investments, LLC (“MGI”), Moore Capital Advisors, L.L.C. (“MCA”) and Louis M. Bacon (“Mr. Bacon”) own an aggregate of 100,000 shares of Iris Class A Common Stock. MCM, MMF, MGI, MCA and Mr. Bacon maintain sole voting and sole dispositive power over an aggregate of 100,000 shares of Iris Class A Common Stock. The address of the principal business office of each of the persons referred to in this footnote is 11 Times Square, 39th Floor, New York, New York 10036.

(5)	Each of our officers and directors is, directly or indirectly, a member of our Sponsor or have direct or indirect economic interests in our Sponsor, and each of them disclaims any beneficial ownership of any shares held by our Sponsor except to the extent of his or her ultimate pecuniary interest.

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STOCKHOLDER PROPOSALS

If the business combination is consummated, we expect that the post-business combination company will hold its next annual meeting of stockholders on or prior to December 31, 2024. If the business combination is not consummated, there will be no further annual meetings of the Company.

Our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of: (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at ssg@arrcap.com to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

We undertake to deliver promptly upon written or oral request a separate copy of this Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll Free: 844-670-2141
Email: IRAA@allianceadvisors.com

You may also obtain these documents by requesting them via email from IRAA@allianceadvisors.com.

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If you are a stockholder of the Company and would like to request documents, please do so by December 20, 2023, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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Annex A

TRIBE CAPITAL GROWTH CORP I

AUDIT COMMITTEE CHARTER

I.	Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Tribe Capital Growth Corp. I, a Delaware corporation (the “Company”), shall provide assistance to the Board in fulfilling its legal and fiduciary obligations to oversee:

(a) the integrity of the financial statements and other financial information provided by the Company to its stockholders, the public, any stock exchange and others;

(b) the Company’s compliance with legal and regulatory requirements;

(c) the qualifications and independence of the Company’s independent auditor;

(d) the performance of the Company’s internal audit function and its system of internal controls and independent auditor, and

(e) such other matters as are assigned to the Committee by the Board pursuant to this Charter or as mandated under applicable laws, rules and regulations (including the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended (the “Exchange Act”)) as well as listing standards of the Nasdaq Capital Market (together, the “Applicable Requirements”).

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with Generally Accepted Accounting Principles (“GAAP”) and other Applicable Requirements. These are the responsibilities of management and the Company’s independent auditor.

II.	Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the independence, financial literacy, and other qualifications required by the Company’s corporate governance guidelines, Section 10A-3 of the Exchange Act and any other Applicable Requirements, subject to any phase-in periods or cure periods permitted by Rule 10A-3(b)(1)(iv)(A) under the Exchange Act and other Applicable Requirements. At least one member of the Committee shall be an “audit committee financial expert” (as defined by the Securities and Exchange Commission (the “SEC”)). Determinations of independence, financial literacy, experience and expertise shall be made by the Board as the Board interprets such qualifications in its business judgment.

No Committee member shall simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service does not impair the ability of such member to effectively serve on the Committee and such determination is disclosed in accordance with the Applicable Requirements.

Members of the Committee shall be appointed by the Board on the recommendation of a majority of the independent directors of the Company. Members of the Committee may be removed at any time by action of the Board; provided, however, that if removing a member or members of the Committee would cause the Committee to have fewer than three members, then the Board must, based upon the recommendation of a majority of the independent directors of the Company, at the same time appoint enough additional members to the Committee so that the Committee will have at least three qualified members. The Committee’s chairperson shall be designated by the Board on the recommendation of a majority of the independent directors of the Company or, if not so designated, the members of the Committee shall elect a chairperson by a vote of the majority of the full Committee.

The Committee may form and delegate authority to subcommittees from time to time as it sees fit, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Company’s corporate governance guidelines and the Applicable Requirements.

III.	Meetings

The Committee shall meet at least four times per year on a quarterly basis, or more frequently as required. Meetings shall be called by the chairperson of the Committee or, if there is no chairperson, by a majority of the members of the Committee. Meetings may be held telephonically or by other electronic means to the extent permitted by the Company’s organizational documents and applicable law. Committee actions may be taken by unanimous written consent.

The Committee shall also meet periodically with management, the chief internal auditor and the Company’s independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

The Committee shall maintain minutes of its meetings and records relating to those meetings.

IV.	Authority and Responsibilities

In fulfilling its duties and responsibilities hereunder, the Committee will be entitled to rely reasonably on (a) the integrity of those persons within the Company and the professionals and experts (such as the Company’s independent auditor) from whom it receives information, (b) the accuracy of the financial and other information provided to the Committee by such persons and (c) representations made by the Company’s independent auditor as to any services provided by such firm to the Company.

To fulfill its responsibilities, the Committee shall:

With respect to the engagement of the Company’s independent and other auditors:

1.	Be directly responsible for (a) the appointment, compensation, retention, (including termination), scope and oversight of the work of any independent registered public accounting firm engaged by the Company (including for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services or other work for the Company), and (b) the resolution of any disagreements between management and any such firm regarding financial reporting.

2.	Have the sole authority to review in advance, and pre-approve (which may be pursuant to pre-approval policies and procedures) all audit or non-audit services to be provided by the Company’s independent or other auditors as permitted by Section 10A of the Exchange Act and to approve all related fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included by the Company in periodic reports filed with the SEC under Section 13(a) of the Exchange Act with respect to audit and non-audit services.

3.	At least annually, obtain and review a formal written report from the Company’s independent auditor (a) describing such firm’s internal quality control procedures, (b) describing any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board (“PCAOB”) review or inspection of such firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues, and (c) assessing such firm’s independence, including delineating all relationships and engagements that may reasonably be thought to bear on the independence of the auditor, including those between the auditor and the Company. The Committee shall discuss this report with the Company’s independent auditor and shall take appropriate action to ensure the independence of the independent auditor and to address any other matters based on such report.

4.	Confirm that the “lead partner,” the “concurring partner” and the other “audit partner” rotation requirements under the Applicable Requirements, including Regulation S-X have been complied with and set clear policies for audit partner rotation in compliance with applicable laws and regulations.

5.	Review all reports and communications required to be submitted by the Company’s independent registered public accounting firm to the Committee under Section 10A of the Securities Exchange Act and other Applicable Requirements. Such reports should describe (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and the Company to assess the independent registered public accounting firm’s independence.

6.	At least annually, evaluate the performance of the Company’s independent auditor, including the lead audit partner. In making its evaluation, the Committee should take into account the opinions of management and the internal audit group.

7.	Review and discuss with the Company’s independent auditor all relationships the auditor has with the Company and evaluate the auditor’s continued independence.

8.	Determine the Company’s hiring policies regarding partners, employees and former partners and employees of the Company’s independent auditor.

With respect to the Company’s financial statements and other financial reporting:

9.	Review and discuss the Company’s annual audited and quarterly unaudited financial statements with management (including the Company’s internal audit group) and the Company’s independent auditor, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s annual report on Form 10-K or quarterly reports on Form 10-Q.

10.	Recommend to the Board whether the Company’s annual audited financial statements should be included in the Company’s annual report for filing with the SEC and timely prepare the report required by the SEC to be included in the Company’s annual proxy statement, if applicable, and any other reports of the Committee required by any Applicable Requirement.

11.	Review and discuss with management and the Company’s independent auditor (a) major issues regarding, or significant changes in, the Company’s accounting principles and financial statement presentations, (b) analyses prepared by management or the Company’s independent auditor concerning significant financial reporting issues and judgments made in connection with the preparation of the financial statements, (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company, and (d) the type and presentation of information to be included in earnings press releases and any financial information and earnings guidance provided to analysts and rating agencies.

12.	Prior to the filing of any audited financial statements with the SEC, review with management and the Company’s independent auditor (a) all critical accounting policies and practices used by the Company, (b) all alternative accounting treatments of financial information reported in GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the Company’s independent auditor, (c) any reports or communications (and management’s responses thereto) submitted to the Committee by the Company’s independent auditor in accordance with PCAOB Auditing Standard No. 16, Communications with Audit Committees, as amended or supplemented, and (d) any other material written communications between the Company’s independent auditor and management.

13.	Periodically review separately with each of management, the Company’s independent auditor and the internal audit group (a) any significant disagreement between management and the Company’s independent auditor or the internal audit group in connection with the preparation of the financial statements, (b) any audit problems or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and (c) management’s response to each. The Committee shall discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company’s audit team.

14.	Periodically discuss with the Company’s independent auditor, without management being present, (a) their judgment about the quality, integrity and appropriateness of the Company’s accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company’s financial statements.

15.	Review and discuss with management the Company’s earnings press releases, including the use of non-GAAP financial measures and other “pro forma” or “adjusted” presentations, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be general (consisting of discussing the types of information to be disclosed and the types of presentations to be made), and each earnings release or each instance in which the Company provides earnings guidance need not be discussed in advance.

16.	Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons.

17.	Review and approve the Company’s decision to enter into swaps and other derivatives transactions that are exempt from exchange-execution and clearing under “end-user exception” regulations established by the Commodity Futures Trading Commission; and review and approve the Company’s policies governing the Company’s use of swaps and other derivatives transactions subject to the end- user exception.

18.	Review and discuss with management and the internal audit group the Company’s major financial risk exposures and management’s risk assessment and risk management policies.

With respect to the internal audit function and internal controls:

19.	Review, based on the recommendation of the Company’s independent auditor and the person responsible for the Company’s internal audit group, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget, audit plan, activities, organizational structure and staffing of the internal audit group as needed.

20.	Receive reports from the internal audit group on the status of significant findings and recommendations, and management’s responses.

21.	Review on an annual basis the performance of the internal audit group.

22.	In consultation with the Company’s management, independent auditor and the internal audit group, review the adequacy of the Company’s internal controls, disclosure processes and its procedures designed to ensure compliance with laws and regulations, and any special audit steps adopted in light of material control deficiencies.

23.	Review (a) the internal control report prepared by management, including management’s assessment of the effectiveness of the Company’s internal control over financial reporting and (b) the Company’s independent auditor’s attestation, and report, on the assessment made by management, in each case, as and when required by Section 404 of the Sarbanes-Oxley Act of 2002. Discuss with management, the internal audit group and the independent auditor any changes in internal control over financial reporting disclosed or considered for disclosure in the Company’s periodic filings with the SEC.

24.	Review with management and the Company’s independent auditor any reports or disclosure submitted by management to the Committee as contemplated by the certifications required under Section 302 of the Sarbanes-Oxley Act of 2002.

25.	Review with management any management letters and the steps management intends to take to address the issues raised by those letters.

With respect to the Company’s compliance programs:

26.	Monitor compliance with the Company’s Code of Conduct and Ethics, and oversee, review and discuss with management, at least annually, the implementation and effectiveness of the Company’s compliance and ethics programs. Review and take appropriate action with respect to any reports to the Committee from legal counsel for the Company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the Company, its subsidiaries or any person acting on their behalf. As appropriate, the Committee shall report and make recommendations to the Board with respect to these matters.

27.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company or any subsidiary or affiliate of the Company whose financial information is included in the Company’s financial statements of concerns regarding questionable accounting or auditing matters.

28.	Review and approve (a) any amendment to or waiver from the Company’s code of ethics for the co-chief executive officers and senior financial officers and (b) any public disclosure made regarding such change or waiver and advise the Board with respect to the Company’s policies and procedures regarding compliance with the Company’s Code of Business Conduct and Ethics.

29.	Develop and recommend to the Board for approval policies and procedures for the review, approval or ratification of related person transactions required to be disclosed pursuant to Item 404 of Regulation S-K, as may be amended from time to time, and any other applicable requirements (the “Related Person Transactions Policy”). Review the Related Person Transactions Policy at least annually and recommend to the Board for approval any changes to the Policy. Oversee the implementation of and compliance with the Related Person Transactions Policy, including reviewing, approving or ratifying related person transactions, as appropriate pursuant to the Related Person Transaction Policy.

30.	Review with management, the independent registered public accounting firm, and the Company’s legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

With respect to the Committee’s other authorities and responsibilities:

31.	Review and assess annually its own performance and the adequacy of this Charter and recommend to the Board any changes to this Charter deemed appropriate by the Committee.

32.	Report regularly to the Board.

33.	Perform any other activities consistent with this Charter, the Company’s organizational documents, as required under the Applicable Requirements or as the Committee or the Board otherwise deems necessary or appropriate.

V.	Resources

The Committee shall have the authority to retain or terminate, at its sole discretion, independent legal, accounting and other advisors, consultants or professionals (collectively, “Advisors”) to assist the Committee in its responsibilities and shall be directly responsible for overseeing the work of such Advisors. The chairperson of the Committee, at the request of any member of the Committee, may request any officer, employee or advisor of the Company or the Company’s independent auditor to attend a meeting of the Committee or otherwise respond to Committee requests.

The Committee shall have the sole authority to determine the terms of engagement and the extent of funding necessary (and to be provided by the Company) for payment of (a) compensation to the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) any compensation to any Advisors retained to advise the Committee and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Annex B

TRIBE CAPITAL GROWTH CORP I

COMPENSATION COMMITTEE CHARTER

I. Purpose

The Compensation Committee (the “Committee”) of the Board of Directors of Tribe Capital Growth Corp I, a Delaware corporation (the “Company”), shall have responsibility for the compensation of the Company’s executive officers, including the Company’s Chief Executive Officer (the “CEO”), and for incentive compensation, equity-based and pension plans as further provided in this Charter.

II. Organization

The Committee shall consist of two or more directors, each of whom shall satisfy the applicable independence and other compensation committee membership requirements of the Nasdaq Capital Market (“Nasdaq”) and any other applicable regulatory requirements subject to any exceptions or cure periods that are applicable pursuant to the foregoing requirements.

At least one member of the Committee shall have experience in matters relating to executive compensation either as a professional or as a business executive. At least two members shall qualify as (a) “outside directors” within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, including Treasury Regulations Section 1.162-27 (“Outside Directors”), and (b) “non-employee directors” within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (“Non-Employee Directors”).

Members of the Committee shall be appointed by the Board on the recommendation of a majority of the independent directors of the Company and may be removed by the Board at any time; provided, however, that if removing a member or members of the Committee would cause the Committee to have fewer than three members, then the Board must, based upon the recommendation of a majority of the independent directors of the Company, at the same time appoint enough additional members to the Committee so that the Committee will have at least two members who qualify as (a) Outside Directors and (b) Non-Employee Directors. The Committee’s chairperson shall be designated by the Board on the recommendation of a majority of the independent directors of the Company or, if not so designated, the members of the Committee shall elect a chairperson by a vote of the majority of the full Committee.

The Committee may form and delegate authority to subcommittees from time to time as it sees fit, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Company’s corporate governance guidelines and the Nasdaq.

III. Meetings

The Committee shall meet as often as necessary to carry out its responsibilities. Meetings shall be called by the chairperson of the Committee or, if there is no chairperson, by a majority of the members of the Committee. Meetings may be held telephonically or by other electronic means to the extent permitted by the Company’s organizational documents and applicable law. Committee actions may be taken by unanimous written consent.

IV. Authority and Responsibilities

To fulfill its responsibilities, the Committee shall:

1.	Review and make recommendations to the Board with respect to the Company’s compensation strategy to ensure it is appropriate to attract, retain and motivate senior management and other key employees.

2.	Review and make recommendations to the Board with respect to the executive compensation philosophy, policies and programs that in the Committee’s judgment support the Company’s overall business strategy and review and discuss, at least annually, the material risks associated with executive compensation structure, policies and programs to determine whether such structure, policies and programs encourage excessive risk-taking and to evaluate compensation policies and practices that could mitigate any such risk.

3.

On an annual basis, review and approve corporate goals and objectives relevant to the compensation of the Company’s CEO, evaluate the CEO’s performance in light of those goals and objectives and determine and approve CEO compensation based on this evaluation. In evaluating, determining and approving the long-term incentive component of CEO compensation, the Committee may consider, among such other factors as it may deem relevant, the Company’s performance, shareholder returns, the value of similar incentive awards to executive officers at comparable companies, the value of similar awards given to other executive officers of the Company, the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Exchange Act (the “Say-on-Pay Vote”) and the awards given to the executive officer in past years. The CEO shall not be present during voting or deliberations relating to his or her compensation.

4.	On an annual basis, review and approve the compensation of the Company’s other executive officers, evaluate the executive officers’ performance in light of those goals and objectives and determine and make recommendations to the Board with respect to executive officer compensation based on this evaluation. In evaluating and making recommendations with respect to the long-term incentive component of executive officer compensation, the Committee may consider, among such other factors as it may deem relevant, the Company’s performance, shareholder returns, the value of similar incentive awards to executive officers at comparable companies, the value of similar awards given to other executive officers of the Company, the results of the most recent Say-on-Pay Vote and the awards given to the executive officer in past years. No executive officer may be present during voting or deliberations relating to his or her compensation.

5.	Review and make recommendations to the Board with respect to the Company’s incentive compensation, equity-based and pension plans, if any. With respect to each such plan, the Committee shall have responsibility for:

(a)	implementing and administering the plan;

(b)	setting performance targets under all annual bonus and long-term incentive compensation plans as appropriate and committing to writing any and all performance targets for executive officers who may be “covered employees” under applicable laws and regulations;

(c)	setting performance targets under all annual bonus and long-term incentive compensation plans as appropriate and committing to writing any and all performance targets for executive officers who may be “covered employees” under applicable laws and regulations;

(d)	if called for by the plan, certifying that any and all performance targets used for any performance-based equity compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plans;

(e)	approving all amendments to, and terminations of, all compensation plans and any awards under such plans;

(f)	granting any awards under any performance-based annual bonus, long- term incentive compensation and equity compensation plans to executive officers or current employees with the potential to become a CEO or an executive officer, including stock options and other equity rights (e.g., restricted stock and stock purchase rights);

(g)	approving which executive officers are entitled to awards under the Company’s stock option plans; and

(h)	approving repurchases of securities from terminated employees.

In reviewing the Company’s incentive compensation, equity-based and pension plans, the Committee may consider the plan’s administrative costs, current plan features relative to any proposed new features, the results of the most recent Say- on-Pay Vote and the performance of the plan’s internal and external administrators if any duties have been delegated.

6.	Review and recommend to the Board for approval any employment agreement or compensatory transaction with an executive officer of the Company involving compensation in excess of $120,000 per year.

7.	Establish and periodically review policies concerning perquisite benefits and approve all special perquisites, special cash payments and other special compensation and benefits arrangements for officers and employees of the Company.

8.	Determine and recommend to the Board for approval the Company’s policy with respect to change-of-control or “parachute” payments. In reviewing the Company’s policy with respect to change of control or “parachute” payments, the Committee may consider, among such other factors as it may deem relevant, the results of the most recent Say-on-Pay Vote on “parachute” payments, if any.

9.	Review and make recommendations to the Board with respect to executive officer and director indemnification and insurance matters.

10.	Review and recommend to the Board for approval the compensation of directors for their service to the Board. Review, evaluate and recommend changes, if appropriate, to the remuneration of directors.

11.	Approve compensation awards, including individual awards, as may be required to comply with applicable tax and state corporate laws.

12.	Review the Company’s compensation disclosures in its annual proxy statement and its Annual Report on Form 10-K filed with the SEC and assist management in complying with proxy statement and annual report requirements. Review and discuss the Company’s Compensation Discussion and Analysis (“CD&A”) with management and based on such review and discussion, determine whether to recommend to the Board that such compensation disclosures and CD&A be disclosed in the Company’s Annual Report on Form 10-K or annual proxy statement filed with the SEC, as applicable.

13.	Review and recommend to the Board for approval the frequency with which the Company will conduct Say-on-Pay Votes, taking into account the results of the most recent shareholder advisory vote on frequency of Say-on-Pay Votes required by Section 14A of the Exchange Act, and review and recommend to the Board for approval the proposals regarding the Say-on-Pay Vote and the frequency of the Say-on-Pay Vote to be included in the Company’s proxy statement filed with the SEC.

14.	Prepare any report required by applicable rules and regulations or listing standards, including the report required by the SEC to be included in the Company’s annual proxy statement, or, if the Company does not file a proxy statement, in the Company’s Annual Report filed on Form 10-K with the SEC.

15.	Review and assess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Committee.

16.	Review its own performance annually.

17.	Report regularly to the Board.

18.	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

V. Resources

The Committee shall have the authority to retain or terminate, at its sole discretion, compensation consultants, independent legal counsel or other advisors (collectively, “Advisors”) to assist the Committee in its responsibilities and shall be directly responsible for the appointment, compensation and oversight of the work of such Advisors. Before retaining an Advisor (other than in-house legal counsel and any Advisor whose role is limited to consulting on broad-based, non-discriminatory plans or providing information that is not customized in particular for the Company (as described in Item 407(e)(3)(iii) of Regulation S-K)), the Committee shall consider the independence of such Advisor, including any independence factors that it is required to consider by law or New York Stock Exchange rules.

The chairperson of the Committee, at the request of any member of the Committee, may request that any officer, employee or advisor of the Company attend a meeting of the Committee or otherwise respond to Committee requests.

The Committee shall have the sole authority to determine the terms of engagement and the extent of funding necessary (and to be provided by the Company) for payment of compensation to any Advisors or other professionals retained to advise the Committee and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

185153 Iris Acquisition Corp Proxy Card Rev2 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet -QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail IRIS ACQUISITION CORP Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 28, 2023. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/ irisacquisition/am2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY CARD FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. your votes like this Proposal 1. Election of Directors - Re-elect Richard Peretz, Nicholas Fernandez and Manish Shah as Class I directors, each to serve until the 2025 annual meeting of stockholders, or until his successor shall have been duly elected and qualified. FOR AGAINST ABSTAIN Class I Directors Richard Peretz Nicholas Fernandez Manish Shah Proposal 2. Adjournment - Adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors Proposal. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date , 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 23-33023-1 C1.1 P1

185153 Iris Acquisition Corp Proxy Card Rev2 Back Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on December 29, 2023 To view the Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/irisacquisition/am2023 PROXY CARD FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS IRIS ACQUISITION CORP The undersigned appoints Sumit Mehta and Lisha Parmar, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Iris Acquisition Corp held of record by the undersigned at the close of business on December 13, 2023 at the Annual Meeting of Stockholders of Iris Acquisition Corp to be held virtually at: https://www.cstproxy.com/irisacquisition/am2023 on December 29, 2023 at 11:00 a.m., Eastern Time, and or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side) 23-33023-1 C1.1 P2